UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Sheelyn Michael First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.            Reports to Stockholders.

Semi-Annual Report

June 30, 2018

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	8
Schedule of Investments	10
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Fund Expenses	34
General Information	38
Board Considerations for Continuation of Advisory Agreements	39

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Letter from the President (unaudited)

Dear Fellow Shareholders,

At the start of the year, investment markets were generally buoyant and the CBOE Volatility Index (VIX) was at the low level it had reached over the course of 2017. This pattern continued into January 2018 but changed abruptly in February 2018, and this year has been marked by market swings of wider amplitude than investors experienced in 2017. Although volatility only reverted to levels consistent with history, the impact on investor sentiment was dramatic when it happened—an indication, I believe, of just how sanguine investors have been.

Although an economic crisis may not be imminent, we have to question the widespread assumption that synchronized global economic growth will continue into the indefinite future and at a sufficient pace to justify current valuations. There is ample evidence to the contrary. Economic activity in the eurozone appears to be slowing despite maximally stimulative monetary policy. Equity and fixed income asset prices have softened in emerging markets coincident with a strengthening of the US dollar—a development that may indicate greater fragility in these economies than investors generally recognize.

In the United States, economic growth has been reasonable in our view, but it has taken unprecedented levels of monetary and fiscal stimulus to get there. US labor markets are tight, but the majority of workers are spending more than they are earning, i.e., they have a negative savings rate, which is unsustainable. At whatever pace the Federal Reserve ("Fed") unwinds quantitative easing and normalizes interest rates, we are entering a period where the pressure on rates appears higher rather than lower. It is difficult to imagine benign markets and further appreciation in asset valuations as the stimulus fades.

In addition, geopolitical events during the January-June period reinforced our sense that risks are elevated. Most striking to us was the Chinese government's decision in March to abolish presidential term limits. We are inclined to interpret this as a sign that China's leaders believe their country needs strong centralized authority to address daunting economic and other challenges in the years ahead. We have serious

Mehdi Mahmud

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Letter from the President

concerns about debt levels, not just in China but around the world. Meanwhile, Italy's general election, also in March, brought to the fore populist candidates who are openly critical of eurozone fiscal and immigration rules.

These developments, among others, convinced us that this was a time for prudence. The Overseas Variable Fund was positioned accordingly, with 28.9% of the portfolio in cash, cash equivalents, bonds, gold, and gold-related investments as of June 30, 2018.

Due to the increased volatility during this period, the managers of the Fund were able to add a few new positions and expand a number of existing positions on price weakness. These were idiosyncratic opportunities in diverse sectors.

Thank you for your confidence in our stewardship of your assets.

Sincerely,

Mehdi Mahmud
President

August 2018

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Management's Discussion of Fund Performance (unaudited)

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares decreased 3.10% for the six months ended June 30, 2018 while the MSCI EAFE Index decreased 2.75%.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were KDDI Corp. (wireless telecommunications services, Japan), Haw Par Corp. Ltd. (pharmaceuticals, Singapore), Hoya Corp. (health care equipment and supplies, Japan), Guoco Group Ltd. (capital markets, Hong Kong) and Astellas Pharma Inc. (pharmaceuticals, Japan). Collectively, they accounted for 0.85% points of this period's performance.

The five largest detractors were FANUC Corp. (machinery, Japan), Cielo SA (IT services, Brazil), HeidelbergCement AG (construction materials, Germany), gold bullion (precious metal) and British American Tobacco plc (tobacco, United Kingdom). Collectively, they subtracted 1.60% points from the Fund's performance.

Matthew McLennan Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Portfolio Manager

August 2018

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The commentary represents the opinion of Mehdi Mahmud and the Global Value Team as of August 2018 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Management's Discussion of Fund Performance

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value of a Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. This may cause a Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

In addition to investments in larger companies, the Fund may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Funds consider small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Funds that invest in bonds are subject to credit and interest rate risk. The value of a fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by a fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

Income generation and dividends are not guaranteed. If dividend paying stocks in the fund's portfolio stop paying or reduce dividends the fund's ability to generate income will be adversely affected.

An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss.

All investments involve the risk of loss.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

First Eagle Overseas Variable Fund

Fund Overview

Data as of June 30, 2018 (unaudited)

Investment Objective

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One-Year	Five-Years	Ten-Years
First Eagle Overseas Variable Fund	1.48	5.37	5.57
MSCI EAFE Index	6.84	6.44	2.84
Consumer Price Index	2.87	1.54	1.42

Asset Allocation* (%)

Sectors* (%)

Industrials	12.0
Materials	12.0
Financials	11.1
Consumer Staples	10.6
Commodities	7.6
Consumer Discretionary	6.4
Health Care	5.7
Telecommunication Services	4.7
Energy	4.5
Real Estate	4.4
Information Technology	3.3
Foreign Government Securities	1.9
U.S. Treasury Obligations	0.3
Short-Term Investments	15.5

Countries*~ (%)

Japan	21.3
United States	9.3
France	8.9
United Kingdom	8.5
Canada	7.4
Hong Kong	5.7
South Korea	3.7
Germany	2.8
Switzerland	2.6
Singapore	2.5
Mexico	1.8
Sweden	1.4
Belgium	1.4
Thailand	1.1
Brazil	0.9
Chile	0.8
Australia	0.7
Norway	0.7
Denmark	0.5
Greece	0.5
Ireland	0.5
Poland	0.3
Russia	0.3
Israel	0.3
Italy	0.2
Turkey	0.2
Indonesia	0.1
Africa	0.1
Malaysia	0.0	^
Short-Term Investments	15.5

^  Less than 0.05%

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

First Eagle Overseas Variable Fund | Fund Overview (unaudited)

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	7.6
KDDI Corp. (Wireless Telecommunication Services, Japan)	2.6
FANUC Corp. (Machinery, Japan)	2.5
Nutrien Ltd. (Chemicals, Canada)	2.3
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	2.0
Sompo Holdings, Inc. (Insurance, Japan)	2.0
TechnipFMC plc (Energy Equipment & Services, United Kingdom)	1.9
Danone SA (Food Products, France)	1.9
Nestle SA (Registered) (Food Products, Switzerland)	1.7
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development, Japan)	1.6
Total	26.1

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2018 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 74.6%
Africa — 0.1%
Randgold Resources Ltd., ADR	3,553	273,901
Australia — 0.7%
Newcrest Mining Ltd.	168,509	2,736,105
Belgium — 1.4%
Groupe Bruxelles Lambert SA	39,582	4,164,037
Sofina SA	6,645	1,147,400
		5,311,437
Brazil — 0.9%
Cielo SA	794,262	3,385,463
Canada — 7.3%
Agnico Eagle Mines Ltd.	48,490	2,223,019
Barrick Gold Corp.	132,876	1,744,662
Canadian Natural Resources Ltd.	27,166	980,509
Cenovus Energy, Inc.	269,658	2,799,050
Franco-Nevada Corp.	21,929	1,600,493
Goldcorp, Inc.	200,564	2,749,733
Imperial Oil Ltd.	160,534	5,336,276
Nutrien Ltd.	166,317	9,044,319
Wheaton Precious Metals Corp.	97,890	2,159,453
		28,637,514
Chile — 0.8%
Cia Cervecerias Unidas SA, ADR	119,164	2,971,950
Denmark — 0.5%
ISS A/S	62,543	2,142,220
France — 8.9%
Bouygues SA	66,781	2,869,447
Carrefour SA	75,328	1,215,110
Cie de Saint-Gobain	85,860	3,824,629
Danone SA	99,033	7,230,646
Laurent-Perrier	22,658	2,534,869
Legrand SA	18,165	1,330,534
Rexel SA	182,229	2,615,918
Robertet SA	4,610	2,707,558

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2018 (unaudited)

Investments	Shares	Value ($)
France — 8.9% (continued)
Sabeton SA	4,600	134,281
Sanofi	59,774	4,797,433
Sodexo SA	37,734	3,766,764
Wendel SA	12,698	1,747,134
		34,774,323
Germany — 2.8%
Hamburger Hafen und Logistik AG	37,706	815,772
HeidelbergCement AG	65,371	5,488,973
Linde AG	12,090	2,872,329
Telefonica Deutschland Holding AG	458,006	1,801,778
		10,978,852
Greece — 0.5%
JUMBO SA	124,497	2,048,048
Hong Kong — 5.7%
CK Asset Holdings Ltd.	145,181	1,149,298
Great Eagle Holdings Ltd.	621,014	3,027,981
Guoco Group Ltd.	254,670	3,828,225
Hang Lung Properties Ltd.	1,824,751	3,748,175
Hopewell Holdings Ltd.	546,892	1,865,827
Hysan Development Co. Ltd.	433,760	2,421,028
Jardine Matheson Holdings Ltd.	84,180	5,304,454
Jardine Strategic Holdings Ltd.	7,800	284,142
Swire Properties Ltd.	159,924	589,794
		22,218,924
Ireland — 0.5%
CRH plc	52,408	1,838,329
Israel — 0.3%
Israel Chemicals Ltd.	221,983	1,017,039
Italy — 0.2%
Italmobiliare SpA	28,871	708,027
Japan — 21.2%
As One Corp.	30,380	2,106,799
Chofu Seisakusho Co. Ltd.	58,985	1,277,432
Daiichikosho Co. Ltd.	62,230	3,003,040

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2018 (unaudited)

Investments	Shares	Value ($)
Japan — 21.2% (continued)
FANUC Corp.	48,580	9,629,130
Hirose Electric Co. Ltd.	28,980	3,584,086
Hoya Corp.	90,360	5,126,031
Kansai Paint Co. Ltd.	81,380	1,688,837
KDDI Corp.	375,900	10,278,952
Keyence Corp.	10,200	5,752,948
Mitsubishi Estate Co. Ltd.	360,560	6,294,262
MS&AD Insurance Group Holdings, Inc.	105,700	3,282,894
Nagaileben Co. Ltd.	38,310	973,209
Nissin Foods Holdings Co. Ltd.	21,500	1,557,768
NTT DOCOMO, Inc.	184,800	4,709,142
Secom Co. Ltd.	101,060	7,749,673
Secom Joshinetsu Co. Ltd.	19,594	625,279
Shimano, Inc.	19,160	2,811,628
SK Kaken Co. Ltd.	10,194	949,746
SMC Corp.	7,660	2,804,256
Sompo Holdings, Inc.	190,000	7,666,500
T Hasegawa Co. Ltd.	49,000	1,068,205
		82,939,817
Mexico — 0.9%
Fresnillo plc	166,759	2,513,009
Industrias Penoles SAB de CV	63,130	1,131,749
		3,644,758
Norway — 0.7%
Orkla ASA	294,921	2,580,231
Russia — 0.3%
Gazprom PJSC, ADR	264,519	1,159,163
Singapore — 1.9%
ComfortDelGro Corp. Ltd.	838,810	1,443,578
Haw Par Corp. Ltd.	614,813	6,055,626
		7,499,204
South Korea — 3.7%
Fursys, Inc.	39,392	1,095,695
Hyundai Mobis Co. Ltd.	10,567	2,009,854

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2018 (unaudited)

Investments	Shares	Value ($)
South Korea — 3.7% (continued)
Kia Motors Corp.	123,572	3,414,234
KT&G Corp.	47,658	4,579,215
Lotte Confectionery Co. Ltd.	2,996	486,564
Lotte Corp.*	17,807	914,076
NongShim Co. Ltd.	6,209	1,811,040
		14,310,678
Sweden — 1.4%
Investor AB, Class A	99,701	4,001,112
Investor AB, Class B	16,963	687,114
Svenska Handelsbanken AB, Class A	62,800	695,538
		5,383,764
Switzerland — 2.6%
Cie Financiere Richemont SA (Registered)	7,380	623,864
Nestle SA (Registered)	86,181	6,679,101
Pargesa Holding SA	35,541	3,008,223
		10,311,188
Thailand — 1.1%
Bangkok Bank PCL, NVDR	639,105	3,773,605
Bangkok Bank PCL	600	3,590
Thai Beverage PCL	1,290,992	681,848
		4,459,043
Turkey — 0.2%
AG Anadolu Grubu Holding A/S	152,120	704,516
United Kingdom — 8.5%
Berkeley Group Holdings plc	69,340	3,454,033
British American Tobacco plc	83,915	4,227,082
BT Group plc	505,868	1,451,207
Diageo plc	99,596	3,578,076
GlaxoSmithKline plc	164,917	3,324,882
Hiscox Ltd.	132,898	2,667,129
Liberty Global plc, Class C*	62,865	1,672,838
Lloyds Banking Group plc	4,166,586	3,457,089
TechnipFMC plc	234,971	7,457,979

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2018 (unaudited)

Investments	Shares		Value ($)
United Kingdom — 8.5% (continued)
Unilever NV, CVA		9,776	544,689
WPP plc		85,668	1,345,980
			33,180,984
United States — 1.5%
Newmont Mining Corp.		33,651	1,268,979
Royal Gold, Inc.		15,855	1,471,978
Willis Towers Watson plc		19,780	2,998,648
			5,739,605
Total Common Stocks (Cost $207,688,871)			290,955,083
	Ounces
Commodities — 7.6%
Gold bullion* (Cost $22,033,391)		23,644	29,617,127
	Principal Amount ($)
Foreign Government Securities — 1.9%
Indonesia — 0.1%
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	6,665,000,000	472,783
Malaysia — 0.1%
Malaysia Government Bond 3.66%, 10/15/2020	MYR	648,000	160,669
Mexico — 0.8%
Mexican Bonos 5.00%, 12/11/2019	MXN	12,564,600	608,255
6.50%, 6/10/2021	MXN	24,710,000	1,204,504
6.50%, 6/9/2022	MXN	29,240,000	1,412,248
			3,225,007
Poland — 0.3%
Poland Government Bond 3.25%, 7/25/2019	PLN	4,348,000	1,182,962

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2018 (unaudited)

Investments	Principal Amount ($)		Value ($)
Singapore — 0.6%
Singapore Government Bond 3.25%, 9/1/2020	SGD	1,882,000	1,417,888
2.25%, 6/1/2021	SGD	1,077,000	794,016
			2,211,904
Total Foreign Government Securities (Cost $7,786,500)			7,253,325
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 1.13%, 1/15/2019 (Cost $995,880)		1,000,000	994,375
Short-Term Investments — 15.5%
Commercial Paper — 15.5%
ABB Treasury Center USA, Inc. 2.13%, 8/23/2018 (a)		887,000	884,175
2.23%, 9/17/2018 (a)		3,759,000	3,740,514
AstraZeneca plc 2.12%, 7/2/2018 (a)		4,705,000	4,704,161
Avery Dennison Corp. 2.20%, 7/2/2018 (a)		2,776,000	2,775,488
Bunge Asset Funding Corp. 2.20%, 7/2/2018 (a)		1,176,000	1,175,785
Eni Finance USA, Inc. 2.18%, 7/2/2018 (a)		1,788,000	1,787,671
Entergy Corp. 2.20%, 7/2/2018 (a)		3,764,000	3,763,300
GlaxoSmithKline LLC 2.11%, 8/23/2018 (a)		1,879,000	1,873,015
2.11%, 8/24/2018 (a)		1,879,000	1,872,897
Hitachi America Capital Ltd. 2.16%, 7/2/2018 (a)		2,823,000	2,822,486
Kreditanstalt fuer Wiederaufbau 2.19%, 7/5/2018 (a)		4,122,000	4,120,759
NRW Bank 2.14%, 8/7/2018 (a)		4,477,000	4,467,062
Province of Quebec Canada 1.96%, 7/3/2018 (a)		4,122,000	4,121,060

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2018 (unaudited)

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 15.5% (continued)
PSP Capital, Inc. 2.07%, 9/20/2018 (a)(b)	3,695,000	3,677,144
QUALCOMM, Inc. 2.32%, 8/23/2018 (a)	1,689,000	1,683,362
2.40%, 9/11/2018 (a)	2,255,000	2,244,413
Roche Holdings, Inc. 2.10%, 9/19/2018 (a)	3,695,000	3,677,418
Total Capital Canada Ltd. 2.17%, 9/7/2018 (a)	4,000,000	3,983,200
Total Fina Elf Capital 4-2 1.90%, 7/2/2018 (a)	2,329,000	2,328,626
Unilever Capital Corp. 2.21%, 9/11/2018 (a)	4,740,000	4,718,701
Total Commercial Paper (Cost $60,427,041)		60,421,237
	Shares
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.73% (d) (Cost $7,741)	7,741	7,741
Total Short-Term Investments (Cost $60,434,782)		60,428,978
Total Investments — 99.8% (Cost $298,939,424)		389,248,888
Other Assets Less Liabilities — 0.2%		923,185
Net Assets — 100.0%		390,172,073

*  Non-income producing security.

(a)  The rate shown was the current yield as of June 30, 2018.

(b)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(c)  Represents less than 0.05% of net assets.

(d)  Represents 7-day effective yield as of June 30, 2018.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2018 (unaudited)

As of June 30, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$107,288,388
Aggregate gross unrealized depreciation	(15,683,645)
Net unrealized appreciation	$91,604,743
Federal income tax cost	$298,939,424

Forward Foreign Currency Exchange Contracts outstanding as of June 30, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,488,631	EUR	2,808,000	JPMorgan Chase Bank	07/18/18	$205,846
USD	626,175	GBP	449,000	JPMorgan Chase Bank	07/18/18	33,202
USD	6,159,941	JPY	658,778,000	JPMorgan Chase Bank	07/18/18	203,696
USD	657,463	EUR	523,000	UBS AG	08/15/18	44,700
USD	888,404	GBP	623,000	UBS AG	08/15/18	64,558
USD	5,108,710	JPY	533,804,000	UBS AG	08/15/18	272,786
USD	1,477,286	EUR	1,185,000	HSBC Bank plc	09/19/18	85,107
USD	442,616	GBP	324,000	HSBC Bank plc	09/19/18	13,499
USD	3,152,310	JPY	334,397,000	HSBC Bank plc	09/19/18	115,118
USD	2,801,202	EUR	2,316,000	Bank of New York Mellon	10/17/18	74,046
USD	475,491	GBP	355,000	Bank of New York Mellon	10/17/18	4,694
USD	4,560,873	JPY	492,946,000	Bank of New York Mellon	10/17/18	73,633
USD	6,265,253	EUR	5,253,000	Goldman Sachs	11/14/18	64,866
USD	748,316	GBP	554,000	Goldman Sachs	11/14/18	12,577
USD	3,620,730	JPY	393,863,000	Goldman Sachs	11/14/18	26,951
Net unrealized appreciation						$1,295,279

Abbreviations

ADR  — American Depositary Receipt

CVA  — Dutch Certification

EUR  — Euro

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NVDR  — Non-Voting Depositary Receipt

PJSC  — Public Joint Stock Company

PLN  — Polish Zloty

SGD  — Singapore Dollar

USD  — United States Dollar

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Statement of Assets and Liabilities  June 30, 2018 (unaudited)

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$276,906,033
Gold bullion	22,033,391
Foreign currency	8,351
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	359,631,761
Gold bullion	29,617,127
Foreign currency	8,351
Cash	1,259
Unrealized appreciation on forward foreign currency exchange contracts	1,295,279
Foreign tax reclaims receivable	676,501
Accrued interest and dividends receivable	389,313
Receivable for investment securities sold	276,297
Receivable for Fund shares sold	35,783
Other assets	38,113
Total Assets	391,969,784
Liabilities
Investment advisory fees payable (Note 2)	244,154
Payable for Fund shares redeemed	711,265
Payable for investment securities purchased	155,273
Distribution fees payable (Note 3)	81,384
Administrative fees payable (Note 2)	76,676
Trustee fees payable	2,508
Accrued expenses and other liabilities	526,451
Total Liabilities	1,797,711
Net Assets	$390,172,073
Net Assets Consist of
Capital stock (par value, $0.001 per share)	14,529
Capital surplus	280,826,602
Net unrealized appreciation (depreciation) in value of investments (net of $214,199 deferred capital gain country tax, respectively)	91,376,953
Accumulated undistributed net realized gains on investments	23,797,789
Accumulated undistributed net investment loss	(5,843,800)
Net Assets	$390,172,073
Shares Outstanding (1,000,000,000 shares authorized):	14,528,880
Net asset value per share and redemption proceeds per share:	$26.85

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Statement of Operations  June 30, 2018 (unaudited)

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $3,495, foreign taxes withheld)	$799,592
Dividends from unaffiliated issuers (net of $756,616 foreign taxes withheld)	4,600,743
Total Income	5,400,335
Expenses
Investment advisory fees (Note 2)	1,545,730
Distributions fees (Note 3)	515,243
Shareholder servicing agent fees	295,776
Professional fees	120,054
Administrative Costs (Note 2)	119,875
Custodian and accounting fees	94,208
Shareholder reporting fees	39,482
Trustees' fees	5,803
Other expenses	13,557
Total Expenses	2,749,728
Expense waiver	(16,240)
Expense reductions due to earnings credits (Note 1)	(19)
Net Expenses	2,733,469
Net Investment Income (Loss) (Note 1)	2,666,866
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	6,491,919
Settlement of foreign currency and foreign currency transactions	(58,442)
Settlement of forward foreign currency exchange contracts	(432,549)
6,000,928
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of increase in deferred capital gain country tax accruals of $20,200)	(22,586,670)
Foreign currency and foreign currency translations	(7,078)
Forward foreign currency exchange contracts	1,298,158
(21,295,590)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	(15,294,662)
Net Decrease in Net Assets Resulting from Operations	$(12,627,796)

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	For the Six-Months ended June 30, 2018 (Unaudited)	For the year ended December 31, 2017
Operations
Net investment income (loss)	$2,666,866	$2,331,541
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	6,000,928	26,331,679
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	(21,295,590)	31,932,986
Net increase (decrease) in net assets resulting from operations	(12,627,796)	60,596,206
Distributions to Shareholders
Dividends paid from net investment income	—	(4,497,684)
Distributions paid from net realized gains from investment transactions	—	(16,353,874)
Decrease in net assets resulting from distributions	—	(20,851,558)
Fund Share Transactions
Net proceeds from shares sold	17,413,806	28,141,448
Net asset value of shares issued for reinvested dividends and distributions	—	20,851,558
Cost of shares redeemed	(43,114,784)	(100,219,763)
Decrease in net assets from Fund share transactions	(25,700,978)	(51,226,757)
Net decrease in net assets	(38,328,774)	(11,482,109)
Net Assets (Note 1)
Beginning of period	428,500,847	439,982,956
End of period	$390,172,073	$428,500,847
Accumulated undistributed net investment income (loss)	$(5,843,800)	$(8,510,666)
Changes in Shares Outstanding
Shares outstanding, beginning of period	15,462,359	17,300,155
Shares sold	626,022	1,021,042
Shares issued on reinvestment of distributions	—	759,066
Shares redeemed	(1,559,501)	(3,617,904)
Shares outstanding, end of period	14,528,880	15,462,359

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

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First Eagle Overseas Variable Fund

Financial Highlights

	Per share operating performance*
	Investment operation				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Total distributions	Net asset value, end of period
Six-Months Ended June 30, 2018 (unaudited)	$27.71	0.18	(1.04)	(0.86)	—	—	—	$26.85
December 31, 2017	$25.43	0.15	3.55	3.70	(0.31)	(1.11)	(1.42)	$27.71
December 31, 2016	$24.81	0.16	1.12	1.28	(0.15)	(0.51)	(0.66)	$25.43
December 31, 2015	$26.31	0.17	0.29	0.46	(0.18)	(1.78)	(1.96)	$24.81
December 31, 2014	$29.76	0.17	(0.59)	(0.42)	(0.85)	(2.18)	(3.03)	$26.31
December 31, 2013	$28.26	0.22	3.47	3.69	(0.54)	(1.65)	(2.19)	$29.76

*  Per share amounts have been calculated using the average shares method.

(a)  Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

(b)  Not Annualized

(c)  Annualized

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

				Ratios/Supplemental data
				Ratios to Average Net Assets of
Selected per share data for the period ended:	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
Six-Months Ended June 30, 2018 (unaudited)	(3.10	)%(b)	$390,172	1.33	%(c)	1.33	%(c)	1.29	%(c)	1.29	%(c)	5.81	%(b)
December 31, 2017	14.58%		$428,501	1.36%		1.36%		0.53%		0.53%		9.20%
December 31, 2016	5.17%		$439,983	1.30%		1.30%		0.60%		0.60%		6.44%
December 31, 2015	1.84%		$480,222	1.30%		1.30%		0.61%		0.61%		11.86%
December 31, 2014	(1.23)%		$545,000	1.28%		1.28%		0.54%		0.54%		15.23%
December 31, 2013	13.25%		$609,998	1.26%		1.26%		0.73%		0.73%		12.14%

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At June 30, 2018, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. Investment funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain co-investors own a controlling interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad are generally valued at the price of the official close (last sales price if an official closing price is not available) on the exchange as of the close of business on the exchange. If there are no round lot sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Notes to Financial Statements (unaudited)

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service, or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE (normally 4:00 p.m. Eastern Time), as provided by an independent pricing source.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. Eastern Time), as provided by an independent pricing source.

The exchange rates, as provided by an independent price source as of the NYSE Close (normally 4:00 p.m. Eastern Time) are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values, especially

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Notes to Financial Statements (unaudited)

during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to value those transfers as of the beginning of the period.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Notes to Financial Statements (unaudited)

The following is a summary of the Fund's inputs used to value the Fund's investments as of June 30, 2018:

Description	Level 1	Level 2(a)	Level 3	Total
Assets:†
Common Stocks	$63,101,526	$227,853,557	$—	$290,955,083
Commodities*	—	29,617,127	—	29,617,127
Foreign Government Securities	—	7,253,325	—	7,253,325
Short-Term Investments	7,741	60,421,237	—	60,428,978
U.S. Treasury Obligations	—	994,375	—	994,375
Forward Foreign Currency Exchange Contracts**	—	1,295,279	—	1,295,279
Total	$63,109,267	$327,434,900	$—	$390,544,167

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. Common stocks valued at $37,396,679 were transferred from Level 1 to Level 2 during the six-month period ended June 30, 2018. At December 31, 2017, these securities were valued using quoted market prices in active markets; at June 30, 2018, these securities were valued based on fair value adjustment factors. Commodities valued at $30,816,112 were transferred from Level 1 to Level 2 during the six-month period ended June 30, 2018. At December 31, 2017, these securities were valued using quoted market prices in active markets; at June 30, 2018, these securities were valued based on fair value adjustment factors. A common stock valued at $1,190,575 was transferred from Level 2 to Level 1 during the six-month period ended June 30, 2018. At December 31, 2017, this security was valued based on fair value adjustment factors; at June 30, 2018, this security was valued using quoted market prices in active markets.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Notes to Financial Statements (unaudited)

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward foreign currency exchange contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. For the six-month period ended June 30, 2018, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $245,633 and $37,323,896, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Notes to Financial Statements (unaudited)

Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund's custodian bank. These amounts are not reflected on the Fund's Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At June 30, 2018, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$1,295,279	$—	$(432,549)	$1,298,158

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Notes to Financial Statements (unaudited)

The following table presents the Fund's gross derivative assets by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of June 30, 2018:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Bank of New York Mellon	$152,373	$—	$—	$152,373
Goldman Sachs	104,394	—	(104,394)	—
HSBC Bank plc	213,724	—	—	213,724
JPMorgan Chase Bank	442,744	—	—	442,744
UBS AG	382,044	—	—	382,044
	$1,295,279	$—	$(104,394)	$1,190,885

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Notes to Financial Statements (unaudited)

i)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund reimburses the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the six-month period ended June 30, 2018, the Fund reimbursed the Adviser $91,536, and had a payable to the Adviser of $76,676.

The Fund has entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Fund's portfolio securities and other assets. JPM has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Fund. JPM is also required, upon the order of the Fund, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Fund. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $2,508. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Notes to Financial Statements (unaudited)

deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan. As of June 30, 2018, balances to the Plan are included in the fees payable to the Trustees on the Statement of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plan and Agreement (the "Plan") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six-month period ended June 30, 2018, the distribution fee incurred by the Fund was $515,243.

Note 4 — Purchases and Sales of Securities

For the six-month period ended June 30, 2018, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Purchases excluding U.S. Government	Sales and Maturities excluding U.S. Government	Purchases of U.S. Government	Sales and Maturities of U.S. Government
$18,901,372	$23,744,611	$992,695	$—

Note 5 — Line of Credit

On June 18, 2018, the Fund, together with the First Eagle Funds, entered in to a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in other expenses in the Statement of Operations. During the six-month period ended June 30, 2018, the Fund had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Notes to Financial Statements (unaudited)

remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Note 7 — New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies—Form N-PORT and Form N-CEN—also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in these financial statements. The Funds' compliance date for Form N-PORT is June 1, 2018, but the Funds will not be required to make their initial filing on Form N-PORT until the period ending March 31, 2019. The Funds' compliance date for Form N-CEN is June 1, 2018, and the Funds will make their initial filing on Form N-CEN for the period ending December 31, 2018. The adoption will have no effect on the Funds' net assets or results of operations.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2018 and held for the six-months ended June 30, 2018.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Fund Expenses (unaudited)

Based on Actual Total Return(1)

Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Overseas Variable Fund
-3.10%	$1,000	$969.00	1.33%	$6.49

(1)  For the six-months ended June 30, 2018.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on January 1, 2018 and held for the six-months ended June 30, 2018.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(2)
First Eagle Overseas Variable Fund
5.00%	$1,000	$1018.20	1.33%	$6.66

(1)  For the six-months ended June 30, 2018.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

General Information (unaudited)

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Board Considerations for Continuation of Advisory Agreements (unaudited)

At a meeting held on June 7, 2018, the Board of Trustees of the Fund, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Fund's advisory agreement (the "Advisory Agreement").

In response to a letter sent to the Adviser on behalf of the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Board received various background materials. The Board also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the advisory fee was fair and reasonable and within the range of what could be negotiated at arm's length, and that the continuance of the agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the agreement:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Fund. The Adviser provides the Fund with investment research, advice and supervision and continuously furnishes an investment portfolio for the Fund consistent with the Fund's investment objectives, policies and restrictions as set forth in the Fund's Prospectuses.

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the organizational resources available to the Fund under that relationship. The Trustees noted the background and experience of the Fund's Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group throughout the year.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis over 1-year, 3-year, 5-year and 10-year periods. Performance for the Fund over these various periods was noted relative to the Fund's benchmarks, to Morningstar and Lipper Category averages (referred to as the composites below) and to a custom group of peer mutual funds. The comparative review reflected research and benchmarking by an independent data provider. Performance results generally were as follows (all periods ended as of March 31, 2018):

º  First Eagle Overseas Variable Fund: Outperformed composite, benchmark, and peer group median over the trailing 10-year period. Lagged composite, benchmark, and peer group median over the trailing 1-, 3-, and 5-year periods.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Board Considerations for Continuation of Advisory Agreements (unaudited)

The Trustees noted (and management discussed) the generally less favorable near-term relative performance results for First Eagle Overseas Variable Fund. Contributors to the lagging results (both with and without the impact of higher than median cash positions) were discussed. Gains on an absolute basis over the prior year were noted for the Fund.

•  Performance for the Fund was determined to be adequate given benchmarks, peer comparisons and on an absolute basis, and reflective of the Fund's investment objective and philosophy.

•  The Trustees commented on the Fund's holdings of cash and gold positions as contributing to the performance and noted that cash and gold are important elements of the Adviser's investment philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Fund's total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund (e.g., under the administrative cost reimbursement program). They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances, and referred to their prior discussion on performance of the Fund, including a review of performance against the Fund's respective composites, benchmark and peer group. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the agreement, together with a management summary of the same. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, with the net management fees for the Fund being within the range of peers. The Trustees also considered the advisory fees charged to other clients of the Adviser with similar investment objective(s) to the Fund and received information that the fees charged to these other clients were higher or lower relative to the Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided (e.g., regulatory and operational structures may differ, frequency and scale of cash flows may differ, etc.), which may be reflected in lower fees charged relative to the Fund.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, such as soft dollar and other service benefits (sometimes referred to as "fall-out benefits"), the Trustees considered the levels of soft dollars, the absence of affiliated broker-dealer relationships and the effects of the administrative service fees and reimbursements paid to the Adviser. The Trustees noted that the Adviser generally is seeking to absorb soft dollar costs and pay them itself, with this change in approach effective January 1, 2018. With regard to other possible benefits associated with the Adviser's management of the Fund (and the related funds in the First Eagle Funds complex), the Trustees noted, among other things, that the

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

Board Considerations for Continuation of Advisory Agreements (unaudited)

Distributor is generally able to retain revenue associated with Rule 12b-1 fees on shareholders it services directly and that the Adviser may be able to extend investment and operational efficiencies associated with the Funds to its management of other types of accounts (with retained Rule 12b-1 fees generally relevant to the First Eagle Funds and not Overseas Variable Fund).

•  The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees noted the impact on expense ratios of the administrative fees or reimbursements paid to or charged by the Adviser, as the case may be.

Board Considerations for Continuation of Advisory Agreements (unaudited)

•  The Trustees also noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Fund, such as investment management, trading, compliance and back-office operations. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to net assets. The Trustees noted that expense ratio for the Fund had decreased relative to the prior year. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods.

•  The Trustees reviewed the Adviser's financial condition and profitability. They noted that profits appear strong for the Fund, although not excessive and commensurate with the Fund's performance, based on the information provided at the meeting. The Trustees noted the cyclical and competitive nature of the global asset management industry and related importance of profitability in maintaining the Adviser's culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Fund, such as attracting and retaining qualified personnel and investing in technology. The Trustees reviewed the level of personal investment maintained in the various First Eagle Funds, but not the First Eagle Variable Fund, by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the organization by key personnel. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Thomas Meyer

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, New York, 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2018

1345 Avenue of the Americas | New York, NY | 10105

800.334.2143

Item 2.            Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.            Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.            Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.            Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.            Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.            Portfolio Managers of Closed-End Management Investment Companies.

Not applicable at this time.

Item 9.            Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10.          Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 11.          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.          Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, Principal Executive Officer

Date: August 31, 2018

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: August 31, 2018

*       Print the name and title of each signing officer under his or her signature.